                                                                   EXHIBIT 10.13

                                ESCROW AGREEMENT



     THIS ESCROW AGREEMENT is entered into and effective as of May 15, 1998, by and among MPEL Holdings Corp. (the "Company"), the Stockholders of the Company who are listed on Schedule A attached hereto (the "Stockholders") and Securities Transfer Corporation (the "Escrow Agent").


                              W I T N E S S E T H:


     WHEREAS, the Company is conducting an offering of 1,300,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), along with an aggregate of up to 1,100,000 shares of Common Stock to be sold by certain stockholders of the Company (the "Stockholder Shares") at an offering price of $2.50 per share (the "Offering"); and

     WHEREAS, the Company has filed a Registration Statement on Form SB-2 to register the Offering under the Securities Act of 1933, as amended (the "Act") and has made the required "Blue Sky" filing to register the Offering in those states in which the Offering is being made; and

     WHEREAS, the Company proposes to establish an Escrow Account with the Escrow Agent for the benefit of those persons subscribing for the shares of Common Stock in the Offering (the "Subscribers") to be designated as the "MPEL Holdings Corp. Special Escrow Account" (the Escrow Account").

     NOW, THEREFORE, in consideration of the mutual obligations hereunder, the parties hereto agree as follows:

     1.0 Appointment of Escrow Agent; Establishment of Account. The Company hereby appoints the Escrow Agent to act as escrow agent in accordance with and subject to the terms and conditions of this Agreement for the sole and exclusive benefit of the Subscribers, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to the terms and conditions hereof. Escrow Agent further agrees to establish the Escrow Account.

     2.0 Deposit of Proceeds. Upon its receipt of an acceptable subscription for the shares of Common Stock in the form of a duly completed subscription agreement accompanied by payment in full of the applicable purchase price in the form of a check (good funds) payable to the order of "MPEL Holdings Corp. Special Escrow Account", the Company will promptly advise and/or deliver to the Escrow Agent the subscription amount received and the name and address of the Subscriber. All subscription amounts held by the Escrow Agent shall be deemed the assets of the Subscribers, and not those of the Company, until disbursement in accordance with Section 4. Subscription amounts may also be sent by wire transfer directly to the Escrow Account, which payments the Escrow Agent shall hold subject to the terms and conditions of this Agreement.


     3.0
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     Investment of Subscription Amounts.  The Escrow Agent shall hold all subscription amounts in the Escrow Account, which shall be a separate bank account constituting a "deposit" (as that term is defined in Section 3(1) of the Federal Deposit Insurance Act) established and maintained by the Escrow Agent in accordance with the terms and conditions of this Agreement. The Escrow Agent shall establish and maintain books and records indicating the name, address and interest in the account of each Subscriber and all other records required by law. All interest earned on the subscription amounts, if any, shall be held in the Escrow Account until the subscription amounts are releases in accordance with the provisions of Section 4.


4.0  Release of Subscription Amounts and Securities.


     4.1 If, on or before July 14, 1998 (the "Termination Date"), the Company has received, pursuant to the Offering, acceptable subscriptions and payments for an aggregate of 1,300,000 shares of Common Stock then the Company will deliver to the Escrow Agent (i) a certificate to that effect in substantially the form of Exhibit A hereto and (ii) a letter from the Company's legal counsel confirming the same (the "Letter") (collectively, the "Disbursement Authorizations"). Upon, and only upon, receipt of the aforementioned instructions, the Escrow Agent will release from escrow and deliver to and/or authorize payment to the Company all of the subscription amounts in the form of a check payable to the order of the Company or by other transfer to or for the account of the Company, as the Company may designate. Any income earned thereon shall be retained by the Escrow Agent as set forth in Section 7.0 of this Agreement.


     4.2 If, within five (5) business days after the Termination Date, the Escrow Agent has not received the Disbursement Authorizations, then all subscription amounts then held in escrow hereunder shall be disbursed by the Escrow Agent to each Subscriber in the form of a check for such subscription amount. Any income earned thereon shall be retained by the Escrow Agent as set forth in Section 7.0 of this Agreement.


     4.3 In the event that the Company is not listed on the NASDAQ Over the Counter Bulletin Board (the "OTCBB") on the Closing date of the Offering, then the Company must authorize the Escrow Agent to disburse all subscription amounts then held in escrow hereunder to each Subscriber in the form of a check for such subscription amount. Any income earned thereon shall be retained by the Escrow Agent, as set forth in Section 7.0 of this Agreement.


     5.0

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

     Deposit and Release of Stockholders' Shares of Common Stock


     5.1 The Stockholders shall deposit their shares of Common Stock with the Escrow Agent during the time the shares are offered for sale (the "Sale Period") and until such time as subscriptions for 1,300,000 shares of Common Stock have been obtained. When subscriptions for 1,300,000 shares of Common Stock have been obtained and the funds have been released to the Company pursuant to Section 4.1 hereof, the Escrow Agent shall release and deliver all Stockholder Shares to the respective Stockholders.


     6.0  Limitations of Escrow Agent's Capacity.


     6.1 This Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations or any fiduciary relationship shall be read into this Agreement against the Escrow Agent.

     6.2 The Escrow Agent shall act hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, whether in form or substance, or for the form of execution thereof, or for nay endorsement or lack of endorsement thereon or for any description therein. It shall be sufficient if a writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement. The Escrow Agent shall not be required in any way to determine the identity or authority of any person executing the same or the genuineness of such signature.


     6.3 This Agreement as it presently exists or may hereafter be amended constitutes the entire agreement between the Escrow Agent and any other parties hereto in connection with the subject matter hereof, and no other as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that other agreement may be deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof.


     6.4 The Escrow Agent shall have no liability or obligation to notify any party hereto or any other party interested in this Agreement of any payment required or maturity occurring under this Agreement or under the terms of any instrument deposited herewith unless such notice is explicitly provided for in this Agreement.


     6.5 The Escrow Agent shall not be charged with notice or knowledge of any fact or information not herein set forth.


     7.0

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

     Authority of Escrow Agent.


     7.1 The Escrow Agent is hereby authorized and directed by the undersigned to deliver the subject matter of this Agreement only in accordance with the provisions of Section 4 above.

     7.2 The Escrow Agent, shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, including but not limited to items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Agreement and the items amending the terms of this Agreement.


     7.3 The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and shall incur no liability and shall be fully protected in act and in accordance with the advise of such counsel.


     7.4 In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the Escrow Agent, in good faith, shall be in doubt as to what action it should take, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists and in any such event the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the preceding, the Escrow Agent may in its discretion obey the order or judgment, decree or levy of any court, whether with or without jurisdiction, and the Escrow Agent is hereby authorized in its sole discretion, to comply with and obey (and shall have no liability to any person or party so doing) any such orders, judgments, decrees or levies which the Escrow Agent is advised by legal counsel of its own choosing is binding upon it. The rights of the Escrow Agent under this subsection are cumulative with all other rights which it may have by law or otherwise.

     7.5 The Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including but not limited to the following (i) the act, failure or negligence of any agent or correspondent selected by the Escrow Agent for the remittance of funds (ii) any delay, error omission or default of any mail, telegraph, cable or wireless agency or operator (iii) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers.


     7.6

          Without in any way limiting any other provision of this Agreement as expressly understood and agreed that the Escrow Agent shall be under no duty or obligation to give any notice or to do or to omit the doing of any action or anything with respect to the subject matter hereof except to receive, hold and deliver the same in accordance with the terms hereof. The Escrow Agent shall not be liable for any error in judgment, or act or omission, or any mistake of law or fact or for doing anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.


     7.7 The Escrow Agent shall be indemnified and held harmless by the Company from anything which the Escrow Agent may do or refrain from doing in connection herewith or for any claims, demands or losses or for any damages mad e or suffered by any party to this Agreement including any legal expenses incurred by the Escrow Agent in defending any claim of liability in connection herewith except such as may arise through or be caused by the Escrow Agent's willful misconduct or gross negligence. The Company's obligation to indemnify the Escrow Agent as set forth in this section 7.7 shall survive the termination of this Escrow Agreement.


     7.8 In the event that any controversy should arise among the parties with respect to this Agreement, or should the Escrow Agent resign and the parties fail to select another escrow agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

     8.0 Compensation. The Escrow Agent shall be entitled to any and all income earned on the subscription amounts held in the Escrow Account as well as reimbursement for its reasonable costs and expenses incurred in connection with the performance by it of services under this Agreement (including reasonable fees and expenses of Escrow Agent's counsel). The Company binds and obligates itself to pay to the Escrow Agent on demand compensation to which it is entitled. The Escrow Agent's compensation hereunder during the term of this Escrow Agreement shall be not more than the Escrow Agent's normal fee for similar services.

     9.0 Resignation. The Escrow Agent may resign at any time by giving written notice to the parties hereto whereupon the parties hereto will appoint a successor Escrow Agent within thirty (30) days thereafter. Until a successor Escrow Agent has been named and accepted its appointment or until another disposition of the subject matter of this Agreement has been agreed upon by all the parties hereto, the Escrow Agent shall be discharged of all of its duties hereunder save to keep the subject matter whole.


     10.0  General Provisions.


     10.1 Unless this Agreement is terminated earlier by the complete disbursement of the subject matter of this Agreement, the duties of Escrow Agent shall terminate July 14, 1998 (unless any party has sent notice to all other parties that a dispute exists regarding any part of the subject matter hereof) and upon such termination, the Escrow Agent is hereby directed to deliver any subscription amounts then held in escrow to the Company.


10.2

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

          The Escrow Agent upon the first to occur of the fixed termination date set out in subsection 10.1 above, or the release of all of the subject matter pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.


     10.3 Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.


     10.4 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and deliver hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.


     10.5 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures. This Agreement may be executed via facsimile.


     10.6 Any payment, notice, request for consent, report, or any other communication required or permitted in this agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified against receipt therefor or when placed in the United States Postal Service, registered or certified, with return receipt requested, postage prepaid or by facsimile transmission (provided a copy is mailed by certified or registered mail, return receipt requested) and addressed as follows:


               Securities Transfer Corporation
               16910 Dallas Parkway
               Suite 100
               Dallas, Texas 75248
               Fax:  (972) 248-4797

               If to the Company:

               MPEL Holdings Corp.
               6851 Jericho Turnpike
               Suite 246
               Syosset, NY  11791
               Attn:  Steven Latessa, President
               Fax:  (516) 364-2876

               With copy to:

               Ruskin Moscou Evans & Faltischek, P.C.
               170 Old Country Road
               Mineola, NY  11501
               Attn:  Norman M. Friedland, Esq.
               Fax:  (516) 663-6642


          Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to the other party.

     10.7 This Agreement is being made in and is intended to be construed according to the internal substantive laws of the State of New York applicable to contracts executed, delivered and performed wholly within the State of New York. It shall inure to and be binding upon the parties hereto and their respective successors, receivers, personal representatives, trustees and assigns.


     10.8 Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement.


     10.9 The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the parties hereto and each of the Purchasers.

     10.10 If one or more of the provisions hereof shall for any reason be held invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     The parties below execute this Agreement on this __ day of May, 1998.

                                        MPEL Holdings Corp.

                                        By:
                                           --------------------------------
                                              Steven Latessa, President and
                                              Chief Executive Officer



                                        SECURITIES TRANSFER CORPORATION


                                        By:
                                           --------------------------------

                                        Printed

                                        Name: Kevin Halter, Jr.
                                              -----------------------------

                                        Title: President
                                               ----------------------------

                                   EXHIBIT A



Securities Transfer Corporation
16910 Dallas Parkway
Suite 100
Dallas, Tx  75248


          Re:  MPEL Holdings Corp.

Ladies and Gentlemen:


          We hereby refer to the Escrow Agreement between MPEL Holdings Corp. (the "Company") and Securities Transfer Corporation, dated as of May 15, 1998 (the "Agreement"). In accordance with Section 4 of the Agreement, we hereby certify to you that the Company has received acceptable subscriptions and payment for an aggregate of 1,300,000 shares of Common Stock. Accordingly, you are instructed to deliver and/or authorize payment of the entire amount held by you under the Agreement to MPEL Holdings Corp., 6851 Jericho Turnpike, Suite 246, Syosset, NY 11791, Attention: Cary Wolen, for deposit to such accounts as the Company instructs.


                                   Very truly yours,


                                   MPEL Holdings Corp.

                                   A New York corporation

                                   By:
                                      ------------------------------------
                                          Steven Latessa, President
                                          and Chief Executive Officer

                                   Date:
                                        ----------------------------------

                                  SCHEDULE A
                                  ----------




     The following represents the Stockholders and their respective Shares that are to be held by the Escrow Agent in the Escrow Account:



               Selling Stockholder                    Number of Shares Held
               -------------------                    ---------------------
Steven M. Latessa                                            50,000
Cary Wolen                                                   50,000
Jon P. Blasi                                                 50,000
New Millenium                                                50,000
Melville Ventures & Associates, L.P.                        900,000